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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in Scientific-Atlanta, Inc.'s Form S-8 Registration Statement of our report dated August 5, 1993, appearing on page 15 of Scientific-Atlanta, Inc.'s Form 10-K for the year ended July 2, 1993.

ARTHUR ANDERSEN & CO.

Atlanta, Georgia
February 25, 1994